UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [     ]

Filed by a Party other than the Registrant [  X  ]

Check the appropriate box:

[      ]          Preliminary Proxy Statement

[      ]          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  X ]          Definitive Proxy Statement

[      ]          Defininitive Additional Materials

[      ]          Soliciting Material Pursuant to § 240.14a-12

Madison Strategic Sector Premium Fund

(Name of Registrant as Specified In Its Charter)

Karpus Management, Inc., d/b/a Karpus Investment Management
Karpus Investment Management Profit Sharing Plan Fund C - Growth Common Stock Fund
George W. Karpus

(Name of Person(s) Filing Proxy statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  X ]          No fee required.

[      ]          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1) Title of Each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

2017 SPECIAL MEETING OF SHAREHOLDERS
OF
MADISON STRATEGIC SECTOR PREMIUM FUND

____________________

PROXY STATEMENT
OF
KARPUS MANAGEMENT, INC.,
D/B/A KARPUS INVESTMENT MANAGEMENT
____________________

Fellow shareholders:

 This proxy statement (including the Appendices hereto, this "Proxy Statement") and the enclosed GREEN proxy card are being furnished to you, the shareholders of the Madison Strategic Sector Premium Fund ("MSP" or the "Fund"), in connection with the solicitation of proxies by Karpus Management, Inc., d/b/a Karpus Investment Management ("Karpus", "we" or "us"), the largest shareholder of the Fund, owning approximately 24.1% of the outstanding shares of common stock (the "Shares") of the Fund, for use at the at the 2017 Special Meeting of Shareholders scheduled to be held at 550 Science Drive, Madison, Wisconsin 53711 at 10:00 a.m., Central Time, on Friday, August 18, 2017, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the "Special Meeting").

Only the Fund's shareholders of record on May 25, 2017 (the "Record Date") will be entitled to receive notice of and to vote at the Special Meeting. The Special Meeting is being held for the following purposes:

  Proposal 1. The Shareholders of MSP are being asked to consider and vote to approve an Agreement and Plan of Reorganization (the "Reorganization") and the transactions contemplated thereby, including the merger of MSP with and into the Madison Covered Call & Equity Strategy Fund ("MCN") (collectively the "Funds"); and

  To consider and transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

AS YOUR FELLOW SHAREHOLDER, KARPUS IS SOLICITING PROXIES TO VOTE AGAINST ITEM 1. WE URGE YOU NOT TO RETURN ANY PROXY CARD SENT TO YOU BY THE FUND.

If you have already sent a proxy card furnished by the Fund's management, you have every right to change your vote by signing, dating and returning the enclosed GREEN proxy card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

We are soliciting a proxy to vote or, under circumstances specified herein, not vote your shares in connection with the Special Meeting. Please refer to the Fund's proxy soliciting material for additional information concerning the Special Meeting and the matters to be considered by shareholders. It is anticipated that this Proxy Statement and the attached form of proxy will first be mailed to shareholders on or about July 10, 2017.

If you have any questions or require assistance voting your shares, please contact Regan & Associates, Inc., at 505 Eighth Avenue, Suite 800, New York, New York 10018 or 1-800-737-3426.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

The Proxy Statement, GREEN proxy card and additional information can be found at:
www.karpus.com/mspproxy/

BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

1. Prior to MSP's 14a-8 shareholder proposal deadline in February 2016, a shareholder submitted a non-binding proposal that asked the Board of Trustees (the "Board") of MSP to consider authorizing a self-tender offer for all outstanding common shares at or close to net asset value ("NAV"). If more than 50% of the Fund's outstanding common shares were tendered, the proposal asked that the tender offer be cancelled and the Board should then take steps necessary to liquidate, merge, or convert the Fund to an open-end mutual fund or exchange traded fund.

2. A few months later, in May 2016, MSP and Madison Covered Call & Equity Strategy Fund ("MCN") announced a proposed merger. On June 8, 2016, the merger proposal was withdrawn because of negative feedback from shareholders, among other reasons.

3. Just over one month later, in July, MSP filed a definitive proxy statement and included a lengthy statement of opposition to the previously submitted shareholder proposal. Just three days after filing its definitive proxy statement, MSP had to revise and refile because of errors relating to language regarding the required approval of the shareholder proposal.

4. Shortly after MSP's 2016 Annual Meeting, the Fund announced the shareholder proposal did not pass. Then, after being questioned by shareholders, it issued a later press release saying it incorrectly calculated votes and the shareholder proposal passed.

5. After two months of inactivity and not responding to multiple inquiries, in November 2016 MSP then submitted a press release where the Board concluded that "it was not in the best interest of shareholders to authorize a self-tender for all outstanding common shares of the Fund for the purposes of liquidating the Fund or converting the Fund to an exchange-traded fund (ETF) or open-end fund."

6. Not satisfied with this rationale, Karpus submitted a shareholder proposal to terminate Madison Asset Management, LLC as MCN and MSP's investment adviser. We also subsequently submitted an additional shareholder proposal substantially similar to the proposal that shareholders approved in 2016 and submitted Trustee nominees for both Funds' Boards.

7. Shortly after we submitted our Nominees, the Boards of MSP and MCN announced that they had approved the reorganization of MSP into MCN - which is the subject of Proposal 1, below.

REASONS FOR THE SOLICITATION

Karpus' reasons for soliciting proxies is set forth below with respect to the Proposal and is incorporated herein by reference. To summarize our views, we believe:

    * The proposed merger is not in shareholders' best interest. With the dilutive nature of the transaction, as well as the Adviser's perpetual underperformance, it appears as though the Board is putting the Adviser's interests ahead of shareholders.
    * Shareholders of MSP should be afforded the opportunity to realize the full value of their shares, which they have not had available to them since 2007.

PLEASE VOTE ON THE GREEN CARD AGAINST THE PROPOSED REORGANIZATION.

PROPOSAL 1:
Reorganization Proposal

At the Special Meeting, Shareholders are being asked to consider and vote upon an Agreement and Plan of Reorganization, and the transactions contemplated thereby, including the merger of MSP with and into MCN.

The Fund's Board may have "approved" the transactions, but we ask you to thoroughly consider the events that have unfolded and question whether the Board of MSP and the Adviser are doing what is in your best interest. The proposed Reorganization is nothing close to what shareholders voted for and approved in 2016.

At last year's joint Annual Meeting of MSP and MCN, shareholders of MSP approved a shareholder proposal to request the Board to authorize a self-tender offer for all outstanding common shares of MSP at or close to its NAV, and if more than 50% of the shares are submitted into the tender offer, that the Board must take steps to cause MSP to be liquidated or converted into an ETF or open-end mutual fund. Despite the valid shareholder approval of this proposal, MSP's Board ignored this proposal and did not commence a tender. The proposed merger will significantly dilute the vote of those shareholders who supported the above tender offer proposal.

It is dilutive and, in our opinion, an attempt to ensure that Karpus' Trustee Nominees and shareholder proposals are not submitted for shareholder votes. In fact, in the Fund's filing it states that: "[a]s a result of the Reorganization, shareholders of each Fund will hold a reduced percentage of ownership in the larger combined fund than they did in either of the individual funds" [emphasis added].

Another consideration that must be assessed is the Fund's performance - which clearly indicates that change is needed. Speaking directly to this, consider the following Lipper peer group ranking for the Fund's net asset value performance. The Board has deemed the following "satisfactory" in its most recent assessment of Madison Asset Management:

MSP Avg. Annual Total Return %
10 Yr.	5 Yr.	1 Yr.	YTD
NAV Return	3.51%	7.27%	7.36%	2.80%
Lipper Pct. Rank	72	80	97	97
    Source: Closed-End Fund Association. As of 7/3/2017. http://www.cefa.com/FundSelector/FundDetail.fs?ID=100049
    Peer Group: Opt Arbitrage/Opt Strat, 30 Funds

As the table shows, MAM has provided shareholders with third to fourth quartile returns across multiple time periods within its Lipper peer group. Is this performance "satisfactory" to you?

If it is not and you think now is the time for change, vote AGAINST the proposed Reorganization and associated transactions. Tell the Board that you are not satisfied with how they are representing shareholders of the Funds. After all, the Board's key function is to act on behalf of all shareholders. It is their responsibility to actively and independently review the Adviser and to enhance long-term shareholder value. Based on events as they have unfolded, we don't believe this is happening.

In our opinion, merging the Fund is an attempt to mask the performance and discount problems that have historically plagued the Fund. In fact, the discount has only recently narrowed and we don't believe that the narrowing has anything to do with the Board's or Fund management's actions. Rather it seems to be an indication that shareholders believe something is going to actually be done to enhance shareholder value.

AS YOUR FELLOW SHAREHOLDER, WE STRENUOUSLY OBJECT TO THE PROPOSED MERGER AND RELATED TRANSACTIONS AND ASK THAT YOU SUBMIT YOUR VOTE AGAINST PROPOSAL 1 ON THE GREEN PROXY CARD.

Please refer to management's proxy statement for further information regarding the proposed Reorganization and associated transactions.

Voting Requirement

To become effective, the proposed merger and associated transactions must be approved by a vote of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities is defined in the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

For purposes of determining the presence of a quorum at the Special Meeting, broker non-votes will not exist, as all of the matters to be considered at the Special Meeting are non-routine, therefore, a broker will not have discretionary voting power at the Special Meeting and broker non-votes will have no effect on the vote.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

Except as set forth in this Proxy Statement, Karpus is not aware of any matters affecting the Fund to be brought before the Special Meeting. Should other matters properly be brought before the Special Meeting that Karpus is unaware of a reasonable time before this solicitation, the attached GREEN proxy card, when duly executed, will give the proxies named therein discretionary authority to vote on all such matters and on all matters incident to the conduct of the Special Meeting. Such discretionary authority will include the ability to vote shares on any proposal to adjourn the Special Meeting. If Karpus attends the Special Meeting and submits proxies (see disclosures below concerning the specific limited circumstances under which Karpus would not do so) and a vote to adjourn the Special Meeting with respect to one or more of the proposals is called, Karpus will vote for or against adjournment in its discretion, based upon its determination of whether or not an adjournment will further its objective of preventing the proposed Reorganization of MSP with and into MCN. Execution and delivery of a proxy by a record holder of shares of common stock will be presumed to be a proxy with respect to all common shares held by such record holder unless the proxy specifies otherwise.

VOTING PROCEDURES & INFORMATION CONCERNING THE SPECIAL MEETING

Outstanding Shares of the Fund

MSP has set the close of business on May 25, 2017 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. According to MSP, as of the Record Date, there were 5,798,291 Shares outstanding. Each shareholder of record at the close of business on the Record Date is entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote. If you were a shareholder of record on the Record Date, you will retain your voting rights for the Special Meeting even if you sold shares after the Record Date. Accordingly, it is important that you vote the shares you owned on the Record Date or grant a proxy to Karpus to vote such shares, even if you sold some or all of your shares after the Record Date.

Proxies, Quorum and Voting at the Special Meeting

The address of the principal executive offices of MSP is 550 Science Drive, Madison, WI 53711. MSP's Secretary may be contacted c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

For purposes of the Special Meeting, a quorum is present to transact business if the holders of a majority of the outstanding common shares of MSP entitled to vote at the Special Meeting are present in person or by proxy.

Shares present in person or represented by proxy at the Special Meeting and abstentions will be included in determining the existence of a quorum at the Special Meeting. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker "non-vote." For purposes of determining the presence of a quorum at the Special Meeting, broker non-votes will not exist, as all of the matters to be considered at the Special Meeting are non-routine, therefore, a broker will not have discretionary voting power at the Special Meeting and broker non-votes will have no effect on the vote.

For Proposal 1 to become effective, the proposed merger and associated transactions must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

The information set forth above regarding the votes required for approval of the proposals is based on information contained in the Fund's proxy statement. The incorporation of this information in this Proxy Statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by: (i) submitting to the Fund or to us a later dated written revocation or a duly executed proxy; or (ii) attending and voting at the Special Meeting in person (mere attendance at the Special Meeting will not in and of itself constitute a revocation).

Although a revocation of a proxy solicited by the Fund will be effective only if delivered to the Fund, we request that either the original or a copy of all revocations be mailed to Karpus Management, Inc., d/b/a Karpus Investment Management, c/o Regan & Associates, Inc., 505 Eighth Avenue, Suite 800, New York, New York 10018, so that we will be aware of all revocations and can more accurately determine if and when the requisite proxies have been received.

If Karpus attends the Special Meeting and submits proxies (see disclosures below concerning the limited circumstances under which Karpus would not do so) and if any other matters properly come before the Special Meeting, Karpus will vote for or against all such matters in its discretion, based upon its determination of whether or not such matters will further its objective of preventing the proposed Reorganization of MSP with and into MCN.

Please note: If you give us your proxy, we will take all steps necessary and lawful to prevent the proposed Reorganization of MSP with and into MCN. Due to the complexities of corporate law, as described above, under certain circumstances, voting your shares at all, even if voted AGAINST the proposed Reorganization, could help create a quorum which could allow the Reorganization to be approved by MSP shareholders. If Karpus believes that voting the proxies it receives would cause there to be a quorum and that the proposed Reorganization would be approved, we may not attend the Special Meeting and may withhold all proxies in order to attempt to defeat the proposed Reorganization of MSP with and into MCN.

If we are not able to prevent the proposed Reorganization of MSP with and into MCN, we may not attend the Special Meeting, we may not vote your shares, and your shares may not be counted toward a quorum. If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your shares to be represented at the Special Meeting, you should not give us your proxy. If Karpus does attend the Special Meeting, unless you indicate otherwise, your shares will be voted AGAINST the proposed Reorganization of MSP with and into MCN.

Procedures

For the proxy solicited hereby to be voted or, under the circumstances specified herein, not voted, the enclosed GREEN proxy card must be signed, dated and returned in the enclosed envelope, in time to be voted at the Special Meeting. If you wish to vote in accordance with our recommendations, you must submit the enclosed GREEN proxy card and must not subsequently submit the Fund's proxy card. IF YOU HAVE ALREADY RETURNED THE FUND'S PROXY CARD, YOU HAVE THE RIGHT TO REVOKE IT AND ALL MATTERS COVERED THEREBY AND MAY DO SO BY SUBSEQUENTLY SIGNING, DATING AND MAILING THE ENCLOSED GREEN PROXY CARD. ONLY YOUR LATEST PROXY WILL COUNT AT THE SPECIAL MEETING. Execution of a GREEN proxy card will not affect your right to attend the Special Meeting and to vote in person.

Authorized proxies will be voted (or as described in circumstances specified above, not voted) at the Special Meeting as marked and, in the absence of specific instructions, will be voted AGAINST the proposed Reorganization of MSP with and into MCN and to transact such other business as may properly come before the Special Meeting, including any adjournments or postponements thereof in Karpus' discretion and any Special Meeting which may be called in lieu thereof.

Solicitation of Proxies

The solicitation of proxies pursuant to this Proxy Statement is being made by Karpus. Proxies may be solicited by mail, facsimile, telephone, Internet, in person, press/news releases, and by advertisements.

Karpus has entered into an agreement with Regan & Associates, Inc. for solicitation and advisory services in connection with this solicitation, for which Regan & Associates, Inc. will receive a fee not to exceed $65,000 together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Karpus and Regan & Associates, Inc. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Karpus has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Karpus will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Karpus will utilize approximately 12 persons and Regan & Associates, Inc. will employ approximately 10 persons to solicit the Fund's shareholders for the Special Meeting.

The entire expense of soliciting proxies is being borne by Karpus. Because Karpus believes that the Fund's shareholders will benefit from the Solicitation, Karpus intends to seek reimbursement from the Fund, to the fullest extent permitted by law, of all expenses it incurs in connection with the Solicitation. Karpus does not intend to submit the question of such reimbursement to a vote of security holders of the Fund unless otherwise required by law. Costs of the Solicitation of proxies are currently estimated to be approximately $110,000. Karpus estimates that through the date hereof, its expenses in connection with the Solicitation are approximately $20,000.

ADDITIONAL INFORMATION CONCERNING THE PARTICIPANTS

Karpus Management, Inc., d/b/a Karpus Investment Management ("Karpus"), Karpus Investment Management Profit Sharing Plan Fund C - Growth Common Stock Fund ("Karpus Plan") and George W. Karpus (each a "Participant" and collectively, the "Participants") are deemed to be the participants in this proxy solicitation.

Karpus was founded in 1986. George W. Karpus' principal business and occupation is as the President, CEO and Controlling Stockholder. Karpus' principal business and occupation is an independent registered Investment Adviser and provides investment management for individuals, pension plans, profit sharing plans, corporations, endowments, trusts and others. Karpus Plan's principal business and occupation is investing in securities.

Karpus', Karpus Plan's and Mr. Karpus' principal business address is: 183 Sully's Trail, Pittsford, New York 14534 (a suburb of Rochester).

As of the date hereof, the following held shares of MSP common shares: (1) Karpus, through its accounts, represents beneficial ownership of 1,399,348 shares and (2) Mr. Karpus, as the President and CEO of Karpus Management, may be deemed the beneficial owner of 16,450 shares, consisting of (i) 3,150 shares owned in the aggregate by The Karpus Family Foundation, Inc ("Karpus Foundation") and (ii) 13,300 shares held by Karpus Plan. Each Participant disclaims beneficial ownership of such shares, except to the extent of his or its pecuniary interest therein. The Shares beneficially owned by each of Karpus, Karpus Plan, Karpus Foundation and Mr. Karpus were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business). Please see Appendix A for a list of the Participants' last two years' transactions in MSP.

Karpus' beneficial ownership of 1,399,348 common shares of MSP is approximately 24.1% of MSP's outstanding common shares. Such calculation is based on 5,798,291 common shares outstanding, as indicated on MSP's Annual Report, filed with the U.S. Securities and Exchange Commission on March 1, 2017, as of December 31, 2016.

Since it filed its Schedule 13D in February 2016, Karpus has spoken with Fund management and counsel for MCN and MSP on multiple occasions regarding its concerns. Karpus has also submitted Trustee nominees, a proposal to terminate the Adviser of both Funds, as well as a non-binding shareholder proposal for shareholders' consideration at MSP's and MCN's 2017 Annual Meetings (or any postponements or adjournments thereof).

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Fund; (iii) no Participant owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Fund during the past two years; (v) no part of the purchase price or market value of the securities of the Fund owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Fund; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (ix) no Participant or any of his associates was a party to any transaction, or series of similar transactions, since the beginning of the Fund's last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Special Meeting; (xii) no Participant holds any positions or offices with the Fund; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Fund to become a director or executive officer and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Fund. Except as set forth in this Proxy Statement, there are no material proceedings to which any Participant or any of his associates is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries. With respect to each of the Participants, except as set forth in this Proxy Statement, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

Except as set forth in this Proxy Statement there are no arrangements or understandings between any Participant in this solicitation.

ADDITIONAL INFORMATION

Karpus has omitted from this Proxy Statement certain disclosures that are included in the Fund's proxy statement. These disclosures include, among other things, significant details about the proposed Reorganization and associated risks. Shareholders should refer to the Fund's proxy statement in order to review these disclosures.

The information concerning the Fund contained in this Proxy Statement has been taken from, or is based upon, publicly available information. Although Karpus does not have any information that would indicate that any information contained in this Proxy Statement concerning the Fund is inaccurate or incomplete, Karpus does not take any responsibility for the accuracy or completeness of such information.

IMPORTANT

TELL YOUR BOARD WHAT YOU THINK! Your vote is extremely important. No matter how many shares you own, please give Karpus your proxy AGAINST the Reorganization of MSP into MCN by voting your shares by telephone or Internet as described on the enclosed GREEN proxy card or by signing and dating the enclosed GREEN proxy card, and returning it in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GREEN proxy card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Karpus urges you to confirm in writing your instructions to Karpus in care of Regan & Associates, Inc. at the address provided below so that Karpus will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Questions, or requests for additional copies of this Proxy Statement, should be directed to:

Regan & Associates, Inc.
505 Eighth Avenue, Suite 800
New York, New York 10018
(800) 737-3426
-or-
Brett D. Gardner, Sr. Corporate Governance Analyst
Travis M. Gallton, CFA, Sr. Equity Portfolio Manager
Karpus Management, Inc., d/b/a Karpus Investment Management
183 Sully's Trail
Pittsford, New York 14534
(585) 586-4680

KARPUS INVESTMENT MANAGEMENT

July 10, 2017

THIS SOLICITATION IS BEING MADE BY KARPUS AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OR MANAGEMENT OF MSP. KARPUS IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE SPECIAL MEETING. SHOULD OTHER MATTERS, WHICH KARPUS IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GREEN PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

KARPUS URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF KARPUS'S NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GREEN PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD TODAY.

APPENDIX A

Transactions in Securities of the Fund During the Past Two Years

Karpus Management, Inc., d/b/a Karpus Investment Management (through the accounts)

Shares of Common Stock Date of
Purchased/(Sold)  Purchase/Sale

            6,094   7/10/2015
          66,520   7/13/2015
            3,857   7/14/2015
            2,411   7/15/2015
            3,866   7/16/2015
            5,323   7/17/2015
            3,599   7/20/2015
            6,000   7/21/2015
            3,000   7/22/2015
               891   7/23/2015
            6,318   7/27/2015
            7,360   7/28/2015
            7,000   7/29/2015
            1,100   7/30/2015
            7,300   7/31/2015
               379   8/3/2015
            1,518   8/4/2015
            6,538   8/5/2015
            4,289   8/6/2015
            2,999   8/7/2015
          10,955   8/10/2015
            1,300   8/12/2015
            2,000   8/13/2015
            2,000   8/14/2015
            2,000   8/17/2015
            1,250   8/21/2015
            6,707   8/24/2015
            2,300   8/26/2015
               100   8/27/2015
              (450)  8/28/2015
               159   9/1/2015
            1,950   9/2/2015
            3,050   9/3/2015
            3,043   9/10/2015
            4,140   9/11/2015
            1,905   9/14/2015
          17,000   9/15/2015
          14,225   9/16/2015
               906   9/17/2015
              (850)  9/21/2015
            2,370   9/23/2015
            6,732   9/30/2015
            2,517   10/5/2015
            9,231   10/7/2015
          28,141   10/8/2015
            2,000   10/9/2015
               874   10/12/2015
               800   10/13/2015
          19,643   10/14/2015
          16,107   10/15/2015
          10,700   10/16/2015
            8,459   10/19/2015
          20,311   10/20/2015
            9,920   10/21/2015
            5,070   10/22/2015
               275   10/23/2015
          13,007   10/27/2015
          10,607   10/28/2015
            1,032   10/29/2015
            5,450   11/4/2015
            1,100   11/5/2015
            1,050   11/6/2015
            1,946   11/10/2015
          14,296   11/11/2015
            5,500   11/12/2015
               853   11/13/2015
            1,500   11/16/2015
            8,293   11/17/2015
               197   11/18/2015
              (500)  12/14/2015
               200   1/13/2016
          10,200   1/14/2016
            5,264   1/15/2016
          12,517   1/19/2016
          29,800   1/20/2016
          30,245   1/21/2016
            7,329   1/22/2016
          38,889   1/25/2016
          19,613   1/26/2016
            9,300   1/27/2016
               900   1/28/2016
          10,735   1/29/2016
               800   2/1/2016
               400   2/2/2016
            9,000   2/8/2016
              (450)  2/10/2016
            9,058   2/12/2016
            6,106   2/16/2016
               730   2/17/2016
            2,620   2/18/2016
            5,994   2/19/2016
          16,130   2/22/2016
               500   2/23/2016
            2,527   2/26/2016
            3,865   3/1/2016
              (650)  3/2/2016
               500   3/4/2016
               600   3/18/2016
            5,914   3/21/2016
            7,186   3/22/2016
               300   3/23/2016
            7,589   3/24/2016
            2,000   3/28/2016
            2,600   3/29/2016
               640   4/4/2016
               102   4/6/2016
            2,000   4/7/2016
            1,965   4/8/2016
               878   4/11/2016
            6,100   4/12/2016
              (300)  4/18/2016
            2,232   4/19/2016
            3,718   4/20/2016
            6,092   4/21/2016
            2,689   4/22/2016
            3,335   4/25/2016
            1,985   4/26/2016
            4,382   4/27/2016
            6,028   4/28/2016
            3,235   4/29/2016
            8,700   5/2/2016
          12,800   5/4/2016
            4,145   5/5/2016
            1,430   5/6/2016
            2,200   5/10/2016
            2,975   5/11/2016
            5,000   5/12/2016
            2,602   5/13/2016
            3,000   5/16/2016
            1,142   5/17/2016
            1,300   5/18/2016
          10,500   5/19/2016
               820   5/20/2016
               900   5/23/2016
                  (1)  6/2/2016
              (300)  6/16/2016
              (500)  7/1/2016
              (750)  7/8/2016
              (450)  8/10/2016
               100   8/29/2016
               250   8/30/2016
               100   8/31/2016
           (1,180)  9/1/2016
               200   9/14/2016
            1,630   9/15/2016
          20,610   9/16/2016
            3,804   9/19/2016
               615   9/20/2016
               450   9/21/2016
               200   9/23/2016
            6,978   9/26/2016
          79,364   9/27/2016
          68,378   9/28/2016
            1,680   9/29/2016
               700   9/30/2016
            5,000   10/4/2016
               100   10/5/2016
            7,300   10/6/2016
               800   10/7/2016
               645   10/11/2016
            1,275   10/12/2016
            5,700   10/13/2016
            9,200   10/14/2016
            3,780   10/17/2016
               555   10/18/2016
            1,200   10/19/2016
            8,285   10/20/2016
            1,250   10/25/2016
            1,150   10/26/2016
               100   10/27/2016
            1,000   10/31/2016
            2,592   11/2/2016
            2,725   11/3/2016
            1,370   11/4/2016
               570   11/7/2016
            3,600   11/8/2016
            1,400   11/9/2016
            8,400   11/10/2016
               405   11/11/2016
            1,600   11/15/2016
               105   11/16/2016
            6,801   11/17/2016
            1,252   11/21/2016
            6,284   11/28/2016
               250   11/29/2016
               466   11/30/2016
                 75   12/1/2016
            1,680   12/2/2016
        157,990   12/5/2016
        158,750   12/6/2016
               374   12/8/2016
           (1,954)  12/14/2016
            3,614   12/16/2016
               570   12/20/2016
               925   12/21/2016
              (560)  12/23/2016
              (300)  2/1/2017
              (880)  2/6/2017
              (450)  2/8/2017
            3,100   2/23/2017
            5,689   2/24/2017
               943   2/28/2017
               975   3/1/2017
            9,045   3/7/2017
            4,494   3/8/2017
           (1,304)  3/17/2017
           (3,740)  3/20/2017
           (2,256)  3/21/2017
           3,000  3/23/2017
           7,759  4/6/2017
           (1,235)  4/19/2017
           (1,145)  4/20/2017
           25,000  5/3/2017
           200  5/5/2017
           (990)  6/6/2017
           1,900  6/7/2017
The Karpus Family Foundation, Inc.
(George W. Karpus)

Shares of Common Stock Date of
Purchased/(Sold)  Purchase/Sale

      3,150  7/13/2015
Karpus Investment Management Profit Sharing Plan Fund C - Growth Common Stock Fund
(George W. Karpus)

Shares of Common Stock Date of
Purchased/(Sold)  Purchase/Sale

      8,381  1/19/2016
 4,919  1/21/2016

GREEN PROXY CARD

MADISON STRATEGIC SECTOR PREMIUM FUND (MSP)

2017 SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF KARPUS MANAGEMENT, INC.,
D/B/A KARPUS INVESTMENT MANAGEMENT ("KARPUS")

THE BOARD OF TRUSTEES OF MADISON STRATEGIC SECTOR PREMIUM FUND
IS NOT SOLICITING THIS PROXY

P R O X Y

The undersigned appoints Brett D. Gardner, Travis M. Gallton, CFA, or Arthur Charles Regan as the undersigned's attorneys and agents with full powers of substitution to vote all shares of common stock of the Madison Strategic Sector Premium Fund (the "Fund" or "MSP") which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of the Fund scheduled to be held at 550 Science Drive, Madison, Wisconsin 53711 at 10:00 a.m., Central Time, on Friday, August 18, 2017, including any adjournments, postponements, or delays thereof or any meeting which may be called in lieu thereof (the "Special Meeting").

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Special Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED AGAINST PROPOSAL 1.

This Proxy is valid until the completion of the Special Meeting. This Proxy will only be valid in connection with Karpus' solicitation of proxies for the Special Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

If voting your proxies would, in Karpus' opinion, cause there to be a quorum and allow the reorganization to be approved, Karpus may not attend the Special Meeting, may not vote the undersigned's shares proxy, and the shares may not be counted toward a quorum. If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your shares to be represented at the Special Meeting, you should not give us your proxy.

KARPUS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 1.

PROPOSAL 1. The shareholders of MSP are being asked to consider the Agreement and Plan of Reorganization between the Madison Strategic Sector Premium Fund
  ("MSP") and the Madison Covered Call & Equity Strategy Fund ("MCN") and the transactions contemplated thereby, including the merger of MSP with and into MCN.

  FOR                    AGAINST  ABSTAIN
  [ ]  [ ]  [ ]

Signature of Stockholder:___________________________________ Signature of Stockholder:_______________________________________

Date:     ___________________________________ Date: ______________________________________________________
Note: Please sign exactly as your name or names appear on this Proxy and return promptly using the enclosed envelope. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.